UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
          Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported) April 28, 2004
                                                          --------------

                                  K-SWISS INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                     0-18490                    95-4265988
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(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)


31248 Oak Crest Drive, Westlake Village, CA                        91361
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 (Address of principal executive offices)                        (Zip code)


                                  818-706-5100
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              (Registrant's telephone number, including area code)

                                      N/A
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              (Former name, former address and former fiscal year,
                         if changed since last report.)



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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number         Description of Exhibit
         --------------         ----------------------
         99.1                   Press release issued April 28, 2004.


Item 12. Results of Operations and Financial Condition.

         On April 28, 2004, K-Swiss Inc. (the "Company") issued a press release announcing its results of operations and financial condition for the three months ended March 31, 2004.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        K-Swiss Inc.


Date: April 28, 2004                    By: /s/ GEORGE POWLICK
                                            -------------------------------
                                            George Powlick,
                                            Vice President Finance and
                                            Chief Financial Officer and Director










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                                  EXHIBIT INDEX
                                  -------------


Exhibit                    Description
-------                    -----------

99.1                       Press Release dated April 28, 2004.